MERRILL LYNCH
PACIFIC FUND, INC.





FUND LOGO





Quarterly Report

September 30, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

For the quarter ended September 30, 1998, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -8.91%, -9.12%, -9.15% and -8.97%, respectively, outperforming the -11.52% total return for the unmanaged Benchmark Index of Pacific Basin stock markets. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

Continued weakness in the Pacific Basin stock markets led to the Fund's declines for the September quarter. The unmanaged Tokyo Stock Exchange Index lost 15% in local currency terms. The unmanaged Nikkei 225 Index (a better-known, but less-representative index of Japanese stocks) closed the quarter only slightly above 13,000 (a level it breached in early October), which was its lowest level since 1986.

Key Developments in October
The September quarter was rather uneventful in terms of new developments within our stock markets, with the exception of capital controls imposed by the Malaysian government. We had no exposure to Malaysia so the Fund was not impacted. We will monitor the situation in Malaysia to determine when and if we believe it is safe to invest there. However, shortly after the September quarter's close, some key events took place with important implications for the investment environment in Asia. First, the yen appreciated very sharply relative to the US dollar, moving from 136 yen/US dollar to 115 yen/US dollar within the first two weeks of October. Second, smaller Asian stock markets began appreciating sharply. For example, the Indonesian stock market appreciated 15.4% in US dollar terms on October 16 alone. Another example of a rapidly rising stock market was Thailand, which rose 8.8% in US dollar terms on October 8 and another 8.1% on October 16. Many of the smaller Asian stock markets (with the exception of Hong Kong) had been in significant downtrends since the end of 1993.

Much of the impetus behind these sudden surges in stock prices appears to be a reaction to the US stock market's declines. In our view, when the US stock market was at its recent historically high valuation levels, it did not at all reflect the economic problems in much of the world, notably the Pacific Basin. More recently, when the Russian economy stumbled, followed by Brazil, it triggered stock market declines in the United States. These events were followed shortly by extraordinary losses among a number of high-profile hedge funds. Some of these hedge funds had purchased Russian and other emerging markets debt (or equities). The funds had also borrowed yen to leverage their purchases, and had also tried to hedge interest rate risk by taking short positions in US Treasury bonds.

Unfortunately, these strategies all resulted in substantial losses. The Russian debt market collapsed, and US Treasury bond prices rose as their yields dropped. The extraordinary declines experienced by many hedge funds had negative ramifications for a much broader cross-section of financial firms. Hedge funds will often borrow many times their net worth to engage in trading strategies, which are financed by stock brokerage firms and commercial banks. For example, a hedge fund may have as little as $4 billion of equity capital, but may borrow $100 billion to invest. If its key trading strategies lose money, the fund can lose not only all of its equity, but some of the borrowed capital as well.


Merrill Lynch Pacific Fund, Inc.
September 30, 1998


Hedge fund losses created such potential problems for world financial stability that the US Federal Reserve Board stepped in and eased monetary policy, notably at a previously unscheduled meeting of the Federal Open Market Committee. The fact that the Federal Reserve Board intervened in this manner seems to have lifted investors' spirits. Hedge funds' strategies of borrowing yen, shorting Japanese and other Asian stocks, and shorting US Treasury bonds all led to unprecedented losses, which were magnified by leverage. As hedge funds moved in October to cover these short positions to stem losses, the yen strengthened relative to the US dollar and the Japanese and other Asian stock markets rallied. However, we would caution that these events do not necessarily signal an end to our concerns regarding these stock markets. The Japanese economy remains mired in a recession, which a continued yen strengthening can only worsen. Furthermore, the financial markets in countries such as Malaysia, Indonesia, South Korea and Thailand are receiving virtually no new liquidity inflows.

One positive aspect of the stronger yen is that it increases the Japanese monetary authorities' flexibility to increase the money supply, and thereby hopefully stimulate the economy out of recession. This strategy would not have been possible when the yen was weak, because it would have weakened the currency further, with disastrous results for other Asian economies, if not the entire world economy. However, if Japan now dramatically increases its money supply to act as a catalyst for reviving the economy, the yen now has room to weaken somewhat from current levels relative to the US dollar.

Another area in which investors have been awaiting positive developments is banking system reform in Japan. In October, Japan at last made positive, although incomplete, progress toward dealing with the problems of the banking system. Public funds are now clearly earmarked to help solve Japan's banking crisis. However, since there are often punitive ramifications for bank managements should they request (and receive) these funds, it is not at all clear that they will request government aid. Although this plan will not fully address the problems of the Japanese banking system, it is a step in the right direction. Nevertheless, stresses remain on the Japanese financial system. As we have noted, business conditions remain depressed and the country has a looming pension funding problem that must be also be resolved.

Finally, in October, the International Monetary Fund (IMF) put together a plan to deal with Latin America's problems (specifically Brazil), and thereby give the world hope that if this plan is successful, the IMF and Group of Seven Industrial Nations will then turn their attention to Asia. With Japan in the position to weaken its currency (by allowing the money supply to increase), and with Asian countries--such as Thailand and South Korea--ready to cooperate with IMF rescue plans, the worst of the Asian financial crisis may be behind us.

In Conclusion
The recent sharp positive moves in the Japanese yen and smaller Asian stock markets may prove to be short-lived. However, we believe that over the longer term, these economies will recover and Asian companies will again become profitable. This improved profitability should, over time, be reflected in higher share prices.

Although the recent rebounds in Asian stock markets may be nothing more than short-term recoveries from oversold conditions coupled with hedge fund short covering, we believe that some economies may begin to make some positive progress. Therefore, after a few years of a terrible bear market in Asia, we may at last be approaching a bottom.

We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



November 16, 1998




Merrill Lynch Pacific Fund, Inc.
September 30, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Merrill Lynch Pacific Fund, Inc.
September 30, 1998



PERFORMANCE DATA (continued)

Recent Performance Results
                                                                       Market Performance             Market Capitalization
                                                                In Local Currency/In US Dollars          (as of 6/30/98)
                                                                  3 Month             12 Month     In US Dollars   % of Total
                                                                  % Change            % Change       (Billions)     (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*      - 8.91%            -26.58%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*      - 9.12             -27.34(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*      - 9.15             -27.35(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*      - 8.97             -26.75(4)
Market-Weighted Index**                                             -12.02             -35.58
Benchmark Index***                                                  -11.52             -36.81
     Japan                                                      -15.18/-13.65      -24.83/-33.36        $2,136        74.1%
     Australia                                                  - 3.05/-7.39       - 6.50/-23.60           295        10.2
     Hong Kong                                                  - 7.72/-7.72       -47.62/-47.68           308        10.7
     Malaysia                                                   -18.02/-10.63      -54.15/-60.87            66         2.3
     Singapore                                                  - 3.76/-3.44       -34.32/-40.33            72         2.5
     Thailand                                                   - 5.05/+1.49       -53.39/-56.85             6         0.2


(1)Percent change includes reinvestment of $1.000 per share ordinary income dividends and $2.206 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.740 per share ordinary income dividends and $2.206 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.756 per share ordinary income dividends and $2.206 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.940 per share ordinary income dividends and $2.206 per share capital gains distributions.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index represents the market-weighted, US dollar-denominated percentage change in each of the individual country indexes as shown in the table (which exclude dividends), using Morgan Stanley Capital International data. June 30, 1998 market weights are used for the 3-month results, and September 30, 1997 market weights are used for the 12-month results.
***Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Tokyo Stock Exchange Index, 7% Australia All Ordinaries Index, 14% Hang Seng Index (Hong Kong), 5% Kuala Lumpur Stock Exchange Composite Index (Malaysia), 4% DBS 50 Index (Singapore), and 2% SET (Thailand). The Benchmark Index represents the percentage change in each of these indexes in US dollar terms (excluding dividends), multiplied by the market weights shown.



Merrill Lynch Pacific Fund, Inc.
September 30, 1998



PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $15,610.35 on September 30, 1998.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -26.58%        -30.43%
Five Years Ended 9/30/98                  + 0.33         - 0.75
Ten Years Ended 9/30/98                   + 6.16         + 5.59

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -27.34%        -29.74%
Five Years Ended 9/30/98                  - 0.69         - 0.69
Inception (10/21/88)
through  9/30/98                          + 4.48         + 4.48

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                        -27.35%        -27.94%
Inception (10/21/94)
through 9/30/98                           - 2.71         - 2.71

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -26.75%        -30.60%
Inception (10/21/94)
through  9/30/98                          - 1.94         - 3.28

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Pacific Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS
                          Shares Held/                                                                            Percent of
Industry                  Face Amount                    Investments                      Cost          Value     Net Assets

Japan Securities
Automobile                   3,538,000    Suzuki Motor Corp.                       $   39,518,483     $   35,715,318    3.2%


Beverage                       380,000    Chukyo Coca-Cola Bottling Co., Ltd.           5,420,506          2,931,452    0.3
                               424,000    Hokkaido Coca-Cola Bottling Co., Ltd.         6,399,350          3,956,212    0.3
                               386,000    Kinki Coca-Cola Bottling Co., Ltd.            7,430,096          4,225,553    0.4
                               476,000    Mikuni Coca-Cola Bottling Co., Ltd.           8,487,431          7,518,919    0.7
                               517,000    Sanyo Coca-Cola Bottling Co., Ltd.            7,028,799          4,672,030    0.4
                                                                                   --------------     --------------  ------
                                                                                       34,766,182         23,304,166    2.1


Chemicals                    2,204,000    Shin-Etsu Chemical Co., Ltd.                 42,829,588         35,057,380    3.2


Consumer              YEN  409,000,000    Matsushita Electric Works, Ltd.--
Electronics                               C.E.W. #8, 2.70% due 5/31/2002
                                          (Convertible)                                 4,543,869          3,617,927    0.3
                               547,500    Sony Corporation                             50,737,723         38,173,352    3.5
                                                                                   --------------     --------------  ------
                                                                                       55,281,592         41,791,279    3.8


Containers                   1,766,000    Toyo Seikan Kaisha, Ltd.                     49,371,128         23,030,270    2.1


Electric                     1,887,000    Chudenko Corp.                               55,433,121         36,600,397    3.3
Construction                 3,141,000    Kinden Corp.                                 50,306,149         35,053,846    3.1
                             1,232,000    Taihei Dengyo Kaisha, Ltd.                   24,789,475          4,073,176    0.4
                                                                                   --------------     --------------  ------
                                                                                      130,528,745         75,727,419    6.8


Electric Equipment           2,104,000    Murata Manufacturing Co., Ltd.               76,957,866         71,261,774    6.4
                             3,910,000    NEC Corporation                              56,508,104         25,423,187    2.3
                               440,000    Rohm Co., Ltd.                               24,387,301         42,024,833    3.8
                                                                                   --------------     --------------  ------
                                                                                      157,853,271        138,709,794   12.5


Office Equipment             3,293,000    Canon, Inc.                                  58,843,215         67,016,457    6.0


Pharmaceuticals              1,411,000    Sankyo Co., Ltd.                             32,671,343         31,307,178    2.8
                             2,418,000    Yamanouchi Pharmaceutical Co., Ltd.          61,660,320         52,229,226    4.7
                                                                                   --------------     --------------  ------
                                                                                       94,331,663         83,536,404    7.5


Property & Casualty          9,351,000    Dai-Tokyo Fire & Marine Insurance
Insurance                                 Co., Ltd.                                    55,540,249         26,656,293    2.4
                             4,492,000    Fuji Fire & Marine Insurance
                                          Co., Ltd.                                    16,261,457          8,217,677    0.7
                             7,539,000    Koa Fire & Marine Insurance
                                          Co., Ltd.                                    45,292,612         22,155,609    2.0
                             8,191,000    Nichido Fire & Marine Insurance
                                          Co., Ltd.                                    46,307,188         36,167,739    3.3
                             8,062,000    Sumitomo Marine & Fire Insurance
                                          Co., Ltd.                                    67,721,997         38,796,635    3.5
                             4,662,000    Tokio Marine & Fire Insurance Co., Ltd.      46,990,608         41,787,084    3.8
                                                                                   --------------     --------------  ------
                                                                                      278,114,111        173,781,037   15.7


Retailing                    1,012,000    Ito Yokado Co., Ltd.                         54,243,397         48,328,558    4.3
                               364,000    Sangetsu Co., Ltd.                            8,382,717          4,185,291    0.4
                                                                                   --------------     --------------  ------
                                                                                       62,626,114         52,513,849    4.7


Tires & Rubber               1,741,000    Bridgestone Corporation                      30,050,264         35,175,593    3.2


                                          Total Investments in Japan                1,034,114,356        785,358,966   70.8



Merrill Lynch Pacific Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                                                                                                                  Percent of
Industry                  Shares Held                    Investments                      Cost          Value     Net Assets
Australia Securities

Leisure                     14,055,889    Village Roadshow Ltd. 'A' (Preferred)    $   31,688,289     $   18,716,119    1.7%


Property                     3,950,126    Lend Lease Corp.                             53,232,576         84,156,644    7.6


                                          Total Investments in Australia               84,920,865        102,872,763    9.3


Hong Kong Securities

Banking                      1,315,228    HSBC Holdings plc                            31,159,579         24,104,592    2.2


Conglomerates               10,203,035    Hutchison Whampoa Ltd.                       76,695,682         53,727,908    4.8


                                          Total Investments in Hong Kong              107,855,261         77,832,500    7.0


India Securities

Banking                      3,257,000    Industrial Development Bank of India         11,173,586          3,819,559    0.3


Broadcast/Media                620,000    BITV                                          3,557,823                  0    0.0


Diversified Mutual           1,929,200    Master Plus                                   1,146,713            771,589    0.1
Funds


Financial Services              77,300    Housing Development Finance
                                          Corporation Ltd.                              6,255,618          4,411,280    0.4


                                          Total Investments in India                   22,133,740          9,002,428    0.8


New Zealand Securities

Diversified                 31,103,606    Guinness Peat Group PLC                      20,761,901         19,284,236    1.7


                                          Total Investments in New Zealand             20,761,901         19,284,236    1.7


Singapore Securities

Airlines                     1,518,000    Singapore Airlines Ltd.                       7,188,602          8,343,137    0.7


Banking                      6,120,000    Overseas Chinese Banking Corporation
                                          Ltd.--Foreign                                29,037,851         15,418,182    1.4


                                          Total Investments in Singapore               36,226,453         23,761,319    2.1


South Korea Securities

Banking                        462,360    Hana Bank (GDR)(a)                            7,001,895          1,606,701    0.1


                                          Total Investments in South Korea              7,001,895          1,606,701    0.1


Merrill Lynch Pacific Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                  Percent of
Industry                  Shares Held                    Investments                      Cost          Value     Net Assets
Thailand Securities

Broadcast/Media              2,192,000    BEC World Public Company
                                          Limited (Foreign)                        $   17,579,558     $   10,715,704    1.0%


                                          Total Investments in Thailand                17,579,558         10,715,704    1.0


                             Face
                            Amount

Short-Term Securities

Commercial            US$   55,571,000    General Motors Acceptance Corp.,
Paper*                                    5.88% due 10/01/1998                         55,571,000         55,571,000    5.0


                                          Total Investments in Short-Term
                                          Securities                                   55,571,000         55,571,000    5.0


                        Nominal Value                                                  Premiums
                      Covered by Option                     Issue                        Paid

Currency Put Options Purchased

                       US$ 640,000,000    Japanese Yen, expiring December 1998
                                          at YEN 137                                   20,000,000         14,080,000    1.3
                           224,625,000    Japanese Yen, expiring February 1999
                                          at YEN 130.5                                  6,705,056         12,219,600    1.1

                                          Total Currency Put Options Purchased         26,705,056         26,299,600    2.4


Total Investments                                                                  $1,412,870,085      1,112,305,217  100.2
                                                                                   ==============
Unrealized Depreciation on Forward Foreign Exchange Contracts**                                           (1,616,143)  (0.1)
Liabilities in Excess of Other Assets                                                                       (610,084)  (0.1)
                                                                                                      --------------  ------
Net Assets                                                                                            $1,110,078,990  100.0%
                                                                                                      ==============  ======

Net Asset Value:      Class A--Based on net assets of $521,323,162 and 33,987,802
                               shares outstanding                                                     $        15.34
                                                                                                      ==============
                      Class B--Based on net assets of $455,600,394 and 31,535,911
                               shares outstanding                                                     $        14.45
                                                                                                      ==============
                      Class C--Based on net assets of $48,948,711 and 3,448,242
                               shares outstanding                                                     $        14.20
                                                                                                      ==============
                      Class D--Based on net assets of $84,206,723 and 5,497,779
                               shares outstanding                                                     $        15.32
                                                                                                      ==============

(a)Global Depositary Receipts (GDR).
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of September 30, 1998 were as follows:

   Foreign                        Expiration               Unrealized
   Currency Sold                      Date                Depreciation

   HK$      683,843,567           October 1998            $ (1,616,143)

   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts--Net
   (US$ Commitment--$86,530,973)                          $ (1,616,143)
                                                          ============



Merrill Lynch Pacific Fund, Inc.
September 30, 1998



PORTFOLIO INFORMATION

As of September 30, 1998

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Lend Lease Corp.                                   7.6%
Murata Manufacturing Co., Ltd.                     6.4
Canon, Inc.                                        6.0
Hutchison Whampoa Ltd.                             4.8
Yamanouchi Pharmaceutical Co., Ltd.                4.7
Ito Yokada Co., Ltd.                               4.3
Rohm Co., Ltd.                                     3.8
Tokio Marine & Fire Insurance Co., Ltd.            3.8
Sumitomo Marine & Fire Insurance
  Co., Ltd.                                        3.5
Sony Corporation                                   3.5


                                               Percent of
Ten Largest Industries                         Net Assets

Property & Casualty Insurance                     15.7%
Electric Equipment                                12.5
Property                                           7.6
Pharmaceuticals                                    7.5
Electric Construction                              6.8
Office Equipment                                   6.0
Conglomerates                                      4.8
Retailing                                          4.7
Banking                                            4.0
Consumer Electronics                               3.8



Equity Portfolio Changes
For the Quarter Ended September 30, 1998


Addition
Singapore Airlines Ltd.


Deletions
Cheung Kong (Holdings)Ltd.
Mitsubishi Heavy Industries, Ltd.
United Overseas Bank Group--Foreign



Merrill Lynch Pacific Fund, Inc.
September 30, 1998



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863